SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                        ---------------------------



                                  FORM 8-K


                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) April 21, 1998


                            STORAGE TRUST REALTY
             (Exact Name of Registrant as Specified in Charter)


        Maryland
(State of Other Jurisdiction
     of Incorporation)
                                     1-13462
                              (Commission File Number)

                                                               43-1689825
                                                            (I.R.S. Employer
                                                           Identification No.)


2407 Rangeline St., Columbia Missouri                       65202
(Address of Principal Executive Offices)                  (Zip Code)


                               (573) 499-4799
             Registrant's Telephone Number, Including Area Code


                               Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)







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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits

        See Index to Exhibits, which is hereby incorporated by reference herein.

                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        STORAGE TRUST REALTY


                                        By:    /s/  MICHAEL G. BURNAM
                                        Name:  Michael G. Burnam
                                        Title:    Chief Executive Officer


Date:  April 23, 1998




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                                        INDEX TO EXHIBITS


Exhibit
  No.                                  Document Description
-------                                --------------------

  1.1 Underwriting Agreement, dated April 21, 1998 between A.G. Edwards, Inc. and Storage Trust Realty.